UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 20, 2005

Moscow CableCom Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-1460	06-0659863
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, Suite 1203 New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)
(212) 826-8942
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[    ]     Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[    ]     Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[    ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[    ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item 5.03.  Amendment to Articles of Incorporation or By Laws; Change in Fiscal Year.

On January 20, 2005, the Board of Directors of Moscow CableCom Corp. (the "Company") changed the Company's fiscal year to the period ending December 31st of each year, commencing December 31, 2004.  The Company's fiscal year previously ended on the last day of February of each year.  The Company changed the fiscal year to align its fiscal year with that of its operating subsidiary, ComCor TV, a Moscow, Russia based hybrid-fiber-coaxial pay-TV and Internet service provider.

The Company will file a report on Form 10-K to cover the transition period ending December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSCOW CABLECOM CORP.
(Registrant)

/s/ Donald Miller-Jones
Name: Donald Miller-Jones
Title:  Chief Financial Officer

Date:  January 24, 2005

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